UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 3,  2011

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

              West Virginia                                                          No. 0-16587                                                    55-0672148
       (State or other jurisdiction of                              (Commission File Number)                                     (I.R.S. Employer
       incorporation or oanization)                                                                                                              Identification No.)

300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)

(304) 530-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.                       Material Modification to Rights of Security Holders

On October 31, 2011, Summit Financial Group, Inc. (“Summit”) concluded its registered rights offering for up to 12,000 shares of a new series of 8% Non-Cumulative Convertible Preferred Stock, Series 2011, $1.00 par value, with a liquidation preference of $500 per share (the “Series 2011 Preferred Stock”) pursuant to subscription rights distributed to its common shareholders (the “Rights Offering”).   Summit continues to accept subscriptions for shares of the Series 2011 Preferred Stock not subscribed for in conjunction with the Rights Offering in a supplemental offering to the public (the “Supplemental Offering”) which will expire on November 30, 2011 at 5:00 p.m. Eastern Time.

Through October 31, 2011, Summit had received from the combined Rights Offering and the Supplemental Offering paid subscriptions for 10,383 shares of Series 2011 Preferred Stock, representing total proceeds of $5,191,500.

On November 3, 2011, Summit filed an amendment (the “Amendment”) to its articles of incorporation with the West Virginia Secretary of State’s Office for the purpose of designating the Series 2011 Preferred Stock’s voting and other powers, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions.  The Amendment is effective immediately.

Under the Amendment, the Series 2011 Preferred Stock will rank senior to Summit’s common stock and pari passu with Summit’s 8% Non-Cumulative Convertible Preferred Stock, Series 2009 (the “Series 2009 Preferred Stock”), and other preferred stock, other than preferred stock which by their terms rank junior to any existing preferred stock.

The Series 2011 Preferred Stock will pay noncumulative dividends, if and when declared by the board of directors, at a rate of 8.0% per annum.  Dividends declared will be payable quarterly in arrears on the 1st day of March, June, September and December of each year.  For so long as any Series 2011 Preferred Stock is outstanding, no dividends may be declared or paid on junior preferred stock, the Series 2009 Preferred Stock, preferred stock ranking pari passu with the Series 2011 Preferred Stock, or common stock (other than in the case of pari passu preferred stock and dividends on a pro rata basis with the Series 2011 Preferred Stock), nor may Summit repurchase or redeem any junior preferred shares or common shares, unless the full dividend for the latest completed dividend period has been declared and paid in full.

The Series 2011 Preferred Stock may be converted into common stock under three different scenarios.  First, the Series 2011 Preferred Stock may be converted at the holder’s option, on any dividend payment date, into shares of Summit’s common stock based on a conversion rate determined by dividing $500 by the greater of (i) $4.00 or (ii) the consolidated closing bid price of Summit’s common stock as quoted on the NASDAQ Capital Market immediately preceding the date of issuance of such share of Series 2011 Preferred Stock, plus cash in lieu of fractional shares and subject to anti-dilution adjustments.  Second, on or after June 1, 2014, Summit may, at its option, on any dividend payment date, convert some or all of the Series 2011 Preferred Stock into shares of Summit’s common stock at the then applicable conversion rate, as determined pursuant to the terms of the Amendment.  Summit may exercise this conversion right if, for 20 trading days within any period of 30 consecutive trading dates immediately preceding the delivery of the notice of conversion, the closing price of Summit’s common stock exceeds 135% of the greater of (i) $4.00 or (ii) the consolidated closing bid price of the common stock as quoted on the NASDAQ Capital Market immediately preceding the date of issuance of such share of Series 2011 Preferred Stock.  Third, after ten years, on June 1, 2021, all of the Series 2011 Preferred Stock will be converted at the then applicable conversion price, as determined pursuant to the terms of the Amendment.  Adjustments to the conversion price will be made in the event of a stock dividend, stock split, reclassification, reorganization, merger or other similar transaction.

Holders of the Series 2011 Preferred Stock will have no voting rights, except as otherwise required by law or Summit’s articles of incorporation and are not entitled to any preemptive or preferential rights to purchase any of Summit’s securities.

The description of the Amendment and the Series 2011 Preferred Stock set forth above is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 3.1.

Item 5.03.                      Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

A copy of the Amendment and the specimen certificate of the Series 2011 Preferred Stock, which represents the form of certificate that will be issued to holders of the Series 2011 Preferred Stock, are attached hereto as Exhibit 3.1 and Exhibit 4.1, respectively.

Item 9.01.                      Financial Statements and Exhibits

(d)	Exhibits

3.1	Articles of Amendment to the Articles of Incorporation of Summit Financial Group, Inc. dated November 3, 2011
4.1	Form of Certificate Representing the 8% Non-Cumulative Convertible Preferred Stock, Series 2011

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       SUMMIT FINANCIAL GROUP, INC.

Date:   November 4,  2011                                                                                              By:  /s/  Julie R. Cook
                                                                                                        Julie R. Cook
                                                                                                                                           Vice President &
                                                                                                                           Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number            Description
3.1                                Articles of Amendment to the Articles of Incorporation of Summit Financial Group, Inc. dated November 3, 2011

4.1                                Form of Certificate Representing the 8% Non-Cumulative Convertible Preferred Stock, Series 2011